Exhibit 10.32
-------------

                AMENDED AND RESTATED LICENSE AND SUPPLY AGREEMENT
                -------------------------------------------------

         This Amended and Restated License and Supply Agreement (the "Agreement") made and entered into as of this 4th day of June, 2002 by and between Columbia Laboratories (Bermuda) Limited, a Bermuda corporation having its principal place of business at Rosebank Center, 14 Bermudiana Road, Pembroke, HM08 Bermuda ("Licensor"), and Ares Trading S.A., a Swiss company with its principal place of business at Chateau de Vaumarcus, 2028 Vaumarcus, Switzerland ("Licensee").

                                   WITNESSETH:

         WHEREAS, Licensor and Licensee entered into a License and Supply Agreement dated as of May 20, 1999;

         WHEREAS, this Agreement is an amended and restated version of the License and Supply Agreement;

         WHEREAS, Licensor is the owner or exclusive licensee of, and has the right to grant licenses with respect to, certain Technology, Patents and the Trademarks (as hereinafter defined); and

         WHEREAS, Licensor wishes to grant to Licensee an exclusive license (subject only to Licensor's retained use and manufacturing rights) to the Technology, Patents and the Trademarks for use and sale of the Product (as hereinafter defined) in the Territory (as hereinafter defined), and Licensee wishes to receive such a license, on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows.

         1. Definitions. As used in this Agreement, the following terms (except as otherwise expressly provided or unless the context otherwise requires) shall have the respective meanings set forth below (it being understood that the terms defined in this Agreement shall include the singular number in the plural, and the plural number in the singular):

         (a) "Affiliate" shall mean any corporation or other business entity that either directly or indirectly controls a party to this Agreement, is controlled by such party, or is under common control of such party. As used herein, the term "control" means possession of the power to direct or cause the direction of the management and policies of a corporation or other entity whether through the ownership of voting securities, by contract or otherwise.

         (b) "Assignment Agreement" shall mean the Assignment and Royalty Agreement by and between AHPC and Licensee.

         (c) "Base Price" shall mean Direct Cost plus 20%. On a country-by-country basis, Licensor shall notify Licensee of the Base Price if the Base Price becomes relevant in calculating the Purchase Price.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (d) "Confidential Information" shall mean all information and/or technical data which is disclosed by one party hereto to the other party hereto pursuant to this Agreement which the disclosing party treats as confidential and identifies as such, other than (i) information known to the receiving party or its Affiliates prior to the disclosure of such information to such party, provided said prior knowledge is supportable by documentary evidence, (ii) information which at the time of the disclosure is, or thereafter becomes, generally known to the public, provided that such public knowledge does not result from any act or disclosure by the receiving party or one of its Affiliates in violation of the terms of this Agreement, (iii) information which can be shown to be independently discovered, after the date hereof, by a party, or one of its Affiliates, without the aid, application or use of the disclosed information, or (iv) information obtained by the receiving party from a third party which is determined to be in lawful possession of such information, provided such third party is not in violation of any contractual or legal obligation to the disclosing party or one of its Affiliates with respect to such information. Confidential information of Licensor shall be deemed to include Dispensing Data disclosed by Licensor or its Affiliates to Licensee or its Affiliates, regardless of whether such Dispensing Data is identified as confidential. Confidential Information of Licensee shall be deemed to include Dispensing Data disclosed by Licensee or its Affiliates to Licensor or its Affiliates regardless of whether such Dispensing Data is identified as confidential.

         (e) "Direct Cost" shall mean the following direct costs of manufacturing the Product: raw material/ingredient costs, packaging costs, direct labor and direct overhead.

         (f) "Dispensing Data" shall have the meaning set forth in the Marketing License Agreement.

         (g) "Effective Date" shall mean the date of the completion of Closing under the Assignment Agreement (as such term is defined therein).

         (h) "Failure to Supply" shall mean Licensor fails to supply the Product in (i) the United States or (ii) the countries of Europe taken as a whole substantially in accordance with the firm orders contained within Licensee's forecast for a continuous period of one-hundred and twenty (120) days.

         (i)      "FDA" shall mean the U.S. Food and Drug Administration.

         (j) "Fertility Specialist Market" shall have the meaning set forth in the Marketing License Agreement.

         (k) "Field" shall mean the vaginal delivery of progesterone or progestational agents alone or in combination or co-administered with other active substances directed toward use in hormone replacement therapy as well as in the indications of secondary amenorrhea, in vitro fertilization, and prevention of endometrial hyperplasia and other indications where progesterone or progestational agents are commonly used except in a locally acting - non - systemic - contraceptive where progesterone or a progestational agent may be useful.

         (l) "Finished Package Form" shall mean applicators wrapped in aluminum foil with required leaflet printed in two colors and inserted into an appropriate box with customary

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

trade dress printed in up to four colors. The boxes will be placed into appropriate outer cartons which will be printed in one color with required labeling and UPC codes.

         (m) "Forecast" shall mean the official Licensee forecast as required by paragraphs 4 (i) and 4 (j).

         (n) "GMP" shall mean current good manufacturing practice regulations promulgated by the FDA and other regulatory agencies.

         (o) "Intellectual Property Rights" shall mean trade secrets, trademarks, tradenames, logos, trade dress, graphics, designs, patents, copyrights or other proprietary rights.

         (p) "Low Viscosity Product" shall mean any batch of Product that, as of the initial release testing by Licensor of such Product or its contract manufacturer, has a viscosity that meets the viscosity specification in the applicable regulatory filing, but falls below [***] cps.

         (q) "Marketing License Agreement" shall mean the Marketing License Agreement dated as of the date hereof, by and between Licensor and Licensee.

         (r)      "NDA" shall mean a New Drug Application as defined by the FDA.

         (s) "Net Sales" shall mean the aggregate equivalent of gross revenue received by Licensee, its Affiliates or sublicensees from or on account of the sale of the Product to non affiliated third parties on which payments are due under this Agreement, less (i) reasonable credits or allowances, if any, actually granted on account of cash or trade discounts, recalls, rebates, rejection or return of the Product previously sold, (ii) excises, sales taxes, value added taxes, consumption taxes, duties or other taxes imposed upon and paid with respect to such sales (excluding income or franchise taxes of any kind) and (iii) separately itemized insurance and transportation costs incurred in shipping the Product to such third parties. No deduction shall be made for any item of cost incurred by Licensee or its Affiliates in preparing, manufacturing, shipping or selling the Product except as permitted pursuant to clauses (i), (ii) or (iii) of the foregoing sentence. Net Sales shall not include any transfer between Licensee and any of its Affiliates or sublicensees for resale. No transfer of the Product for test or development purposes or as free samples shall be considered a sale hereunder for accounting and payment purposes. Net Sales shall not include any of Columbia's Net Sales, as such term is defined in the Marketing License Agreement. Notwithstanding the foregoing, Net Sales of Product sold by Ares (through its affiliate Serono, Inc.) and dispensed to patients within the Non-Fertility Specialist Market in the United States shall be calculated in the manner set forth in Exhibit B of the Marketing License Agreement.

         (t) "Non-Fertility Specialist Market" shall have the meaning set forth in the Marketing License Agreement.

         (u) "Patents" shall mean the patents and/or patent applications filed in the Territory owned by the Licensor or its Affiliates or with respect to which Licensor or its Affiliates may now or hereafter have the right to grant licenses in the Territory, the claims of which may be infringed, absent a license, by the manufacture, use or sale of the Product within the Territory, including, without limitation, the patents and applications set forth in Schedule A

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

hereto and any and all patents issued pursuant thereto, as well as any patents to be applied for or issued to Licensor or its Affiliates in the future during the term of this Agreement, which future patents and patent applications shall be added to Schedule A by written notice of Licensor to Licensee within thirty
(30) days of such application and/or issuance.

         (v)      "Product" shall mean progesterone/COL-1620 vaginal gel.

         (w) "Product A" shall mean progesterone/COL-1620 vaginal gel containing progesterone in a concentration of four percent (4%).

         (x) "Product B" shall mean progesterone/COL-1620 vaginal gel containing progesterone in a concentration of eight percent (8%).

         (y) "Purchase Price" shall have the meaning set forth in Section 5 of this Agreement.

         (z) "Promote" and "Promotional" shall mean, with respect to the Product, any activities undertaken by or on behalf of a party to encourage sales or use of the Product, including, without limitation, sales detail calls, product sampling, journal advertising, direct mail programs, direct-to-consumer advertising, convention exhibits and all other forms of marketing, advertising or promotion.

         (aa) "Technology" shall mean all pharmacological, toxicological, preclinical, clinical, technical or other information, data and analysis and know-how relating to the registration, manufacture, packaging, use, marketing and sale of the Product (including, without limitation, all works copyrighted by Licensor) and all proprietary rights relating thereto owned by Licensor or its Affiliates or to which Licensor or its Affiliates has rights so as to be able to license, whether prior to or after the Effective Date, and relating or pertaining to the Product.

         (bb) "Territory" shall mean all countries and territories of the world except for sub-Saharan Africa, which is comprised of the following countries: The Republic of South Africa, Lesotho, Botswana, Zimbabwe, Namibia, Mozambique, Zaire, Kenya, Malawi, Mauritius, Seychelles, Madagascar, Zambia and Swaziland.

         (cc) "Trademarks" shall mean the trademark "Crinone" or the trademark "Perlence" for use on cosmetic and pharmaceutical products used primarily for progesterone supplementation as set forth in Schedule B.

         (dd)     "Unit" shall mean a single applicator.

         (ee) "United States" shall mean the several United States, the District of Columbia and Puerto Rico.

         (ff) "Valid Claim" shall mean a claim which is contained in an unexpired, issued Patent which has not been held invalid or unenforceable by a decision of a court or patent office of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid by the owner through reissue or disclaimer.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         2.       Grant of License.
                  ----------------

         (a) Licensor grants to Licensee, and Licensee accepts from Licensor, on the terms and conditions stated herein, an exclusive (even as to Licensor and Licensor's Affiliates) right and license, with the right to sublicense, under the Patents and Technology to market, use and sell the Product in the Territory; provided, however, that Licensee will only sublicense Product containing progesterone in a concentration of eight percent (8%) after prior consultation with Licensor. Licensor grants to Licensee, and Licensee accepts from Licensor, on terms and conditions stated herein, a nonexclusive right and license with the right to sublicense its Affiliates under the Patents and Technology to make and/or have made the Product anywhere in the world, but only for use or sale in the Territory.

         (b) Licensor grants to the Licensee, and Licensee accepts from Licensor, on the terms and conditions contained herein (i) an exclusive right and license, with the right to sublicense, to use the Trademarks in the distribution, advertising, marketing, use and sale of the Product (and any line extension to the Product as to which Licensee has obtained Licensor's prior written consent, not to be unreasonably withheld) in the Territory, and (ii) a nonexclusive right and license with the right to sublicense its Affiliates to use the Trademarks in the manufacture, labeling and packaging of the Product (and any line extensions to the Product as to which Licensee has obtained Licensor's prior written consent, not to be unreasonably withheld) anywhere in the world. Licensor shall not use, nor permit any of its Affiliates or other licensees to use, the Trademarks on any other product marketed, used or sold in the Territory.

         (c) Licensor's retained rights in the Territory in connection with the Product shall include only those rights under the Patents, the Trademarks and Technology to make, have made and use the Product as necessary for Licensor to fulfill its commitments now or in the future with respect to this Agreement and with respect to its licensees who market the Product outside the Territory, to otherwise operate its business (it being understood that Licensor, its Affiliates and other licensees shall not sell, use or market the Product within the Territory), and to make, have made, use, market and sell the Product, itself or through its Affiliates or licensees, outside the Territory.

         (d) Licensor will use its best efforts to convince its licensee outside the Territory not to use the Trademarks.

         (e) Licensee may, at any time, request from Licensor, and Licensor agrees to grant directly to any party in any country of the Territory exclusive license rights consistent with those granted to Licensee herein. Accordingly, upon receipt of Licensee's request, Licensor shall enter into and sign a separate direct license agreement or agreements with the companies designated by Licensee in the request. All direct agreements shall be prepared by Licensee. In the absence or upon the expiration of laws and regulations to the contrary, the terms and conditions thereof shall not be less favorable by Licensor than those contained in this Agreement and shall be similar to the terms and conditions contained in this Agreement. Such agreements must be approved by Licensor, which approval shall not be unreasonably withheld. In those countries in which the validity of such a direct license agreement requires prior governmental approval or registration, such direct license agreement shall not be binding or have any force or effect until the required governmental approval or registration has been granted. Incidental out-

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of-pocket costs incurred by Licensor in the renegotiation of this Agreement, the execution of direct license agreements and matters pertaining thereto shall be for the account of Licensee, when prior approved by Licensee.

         (f) In the event that any local government would request or local regulations would require that the regulatory approval for the Product be held in the name of Licensee or should it reasonably appear that ownership of the registration for the Product by Licensee would facilitate regulatory approval, then Licensor, upon the request of Licensee, shall transfer to Licensee ownership of the regulatory approval for the Product for such country or countries.

         (g) Licensor shall make reasonable efforts to obtain from its licensee outside the Territory any right such licensee may have to market, use, sell, make and have made the Product and to use the Trademarks. Upon Licensor obtaining such rights, "Territory" under this Agreement shall be automatically redefined to mean "the world." Any incidental out-of-pocket costs incurred by Licensor in obtaining such rights shall be for the account of Licensee, when prior approved by Licensee.

         (h) Notwithstanding anything set forth in this Agreement to the contrary, while the Marketing License Agreement is in effect, Licensee shall not, in the United States, directly or indirectly, Promote or engage third parties to Promote the Product to the Non-Fertility Specialist Market. Notwithstanding the foregoing, Licensee shall be permitted to Promote, and permit third parties to Promote, the Product to the Non-Fertility Specialist Market in the United States to the extent that such Promotional activities are incidental to its Promotional efforts to the Fertility Specialist Market. This Section shall not be deemed to restrict Licensee's activities outside of the United States.

         3.       License Fees.
                  ------------

         In consideration of the services by Licensor to research and develop the Product and to obtain respective local approvals for the Product, all to the benefit of Licensee pursuant to the license and other rights granted to Licensee hereunder, Licensee shall pay to Licensor the following (all dollars mean U.S. dollars):

         (a) Five hundred thousand dollars ($500,000) upon Licensee, its Affiliates or sublicensees filing an NDA for the Product for the treatment of hyperplasia.

         (b) Five million dollars ($5 million) upon FDA approval of the promotable claim made via NDA or other FDA procedure that the Product can be used concomitantly with estrogen in Hormone Replacement Therapy (HRT).

         (c) Five million dollars ($5 million) when Net Sales of the Product in the United States reach sixty million dollars ($60 million) during two consecutive calendar years, provided that this level of Net Sales is achieved within seven (7) years of the Product launch in the United States.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.       Supply.
                  ------

         (a) During the term of the Agreement, Licensor shall supply, unless otherwise agreed, Licensee, its Affiliates and sublicensees with the Product on an exclusive basis in the Territory. All such Product shall be delivered in Finished Package Form. Also, during the term of the Agreement, Licensor shall not develop, license, manufacture nor sell to another party in the Territory any product in the Field. Licensor is not restricted from developing, licensing, manufacturing or selling other hormones or drugs. Licensor represents that as of the Effective Date is has not entered into any arrangement which would contravene the intentions of this paragraph.

         (b) Although Licensor is responsible for production and quality control, Licensee has the right of inspection to ensure Licensor meets all appropriate standards set by the FDA or other appropriate regulatory authorities.

         (c) Licensor shall be obliged to maintain the registration of the manufacturing facilities with the appropriate regulatory authorities and to allow inspection of such facilities by regulatory authorities insofar as necessary or advisable in order to facilitate the supply to Licensee, its Affiliates or sublicensees of the Product, and promptly to notify Licensee of any inspection of its own or its contract supplier's manufacturing facilities by the regulatory authorities and promptly to provide Licensee with copies of any correspondence received from the regulatory authorities setting forth the results of any such inspection insofar as the Product is concerned. Furthermore, as may be required for regulatory purposes, Licensor grants Licensee the right to refer to, and shall cause its contract supplier to grant to Licensee access to, contract supplier's master file relating to the Product and undertakes to notify Licensee and provide Licensee with specific details of any changes to said master file or other filings by the contract supplier with the regulatory authorities relative to the Product. Licensor shall consult with Licensee before it or its contract supplier makes any material change in any manufacturing process for the Product. Licensor shall be kept duly informed without any delay by copy letter of any correspondence between Licensee and the contract supplier, in the event that any such communication should occur.

         (d) Licensor shall notify Licensee or designees of Licensee acceptable to Licensor of any and all manufacturing, filling, quality control, testing and release activities involving the Product, at least ten (10) days prior to any such activities. Following such notice and upon five (5) days prior notice given by Licensee to Licensor in writing, Licensor shall permit, and shall cause its contract manufacturers to permit, representatives of Licensee or designees of Licensee acceptable to Licensor and/or its contract manufacturers
(i) to observe any manufacturing, filling, quality control, testing and release activities involving the Product and facilities used by or in connection with such activities, and (ii) to perform an audit of each contract manufacturer with respect to the compliance of such contract manufacturer with GMP, provided that such representatives or designees of Licensee shall conduct such observations and audits in a manner which shall cause the least possible interruption to Licensor's and the contract manufacturers' operations under the particular circumstances. Notwithstanding the foregoing, GMP audits conducted pursuant to subsection (ii) shall be performed no more often than annually, except that additional GMP audits may be conducted by Ares upon a specific, reasonable basis related to GMP compliance and provided that the scope of any such additional audit shall be limited to

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

addressing the specific basis for the audit. Such observations and audits shall take place in a timely manner and shall be permitted to take place during any or all phases of manufacturing, filling, quality control and testing involving the Product. As part of such observations and audits, Licensor and its contract manufacturers shall grant Licensee access to information in their possession relevant to whether the Product is produced under GMP. Columbia shall promptly respond to any observations made by Ares and shall take any corrective actions necessary so that it can continue to supply the Product in accordance with this Agreement.

         (e) Personnel of Licensee or Licensee's designee shall be entitled to witness the manufacturing of test batches, scale-up batches and full-size production batches which in each case will be used as NDA support batches filed by Licensee or in regulatory authority presentations. These batches would be prepared by the intended commercial process for the Product or prepared to demonstrate the quality of the entire process (validation) or any single aspect of a critical manufacturing parameter. Licensee may witness and/or review the analytical laboratory testing of any of the above cited batches or of the methodology which will be used to support a regulatory authority presentation. Licensee may prospectively review, to the extent necessary for compliance with applicable GMP and for scheduling purposes, the protocols and actual study data and results (process, cleaning, sterilization, validation) as related to such batches.

         (f) Licensee shall keep all information disclosed to or obtained by Licensee under paragraphs 4 (c), (d) and (e) strictly confidential and not disclose the same to any other person, except to the extent reasonably necessary or appropriate under applicable regulations for Licensee to register the Product with the regulatory authorities or otherwise comply with applicable law.

         (g) The information disclosed shall be used only to check the compliance of the contract supplier with GMP or any other applicable regulation or any other purpose agreed by Licensor and the contract supplier. In no case, shall Licensee use such information to manufacture the Product, except in the case where such rights have been acquired from Licensor or transferred to Licensee.

         (h) Product in Finished Packaged Form shall be delivered by Licensor so as to comply with the packaging and labeling requirements set forth by the FDA or other appropriate regulatory agencies.

         (i) Licensee will supply Licensor with a sales Forecast between the time of submission of a registration file in any country of the Territory and the approval of such file by the appropriate regulatory authority in such country, so that Licensor can plan production. If Licensee or one of its Affiliates or sublicensees does not market the Product in a country within the later of (i) six (6) months after the Effective Date or (ii) six (6) months after approval for both marketing and price, where applicable (e.g. France, Spain and Italy), Licensee will pay to Licensor twenty percent (20%) of the first year Forecast for the Product in such country for each year of delay in marketing the Product in such country. It is additionally provided that such payment will be reduced in the event Licensee or one of its Affiliates or sublicensees introduces the Product in such country within the twelve (12) month period from the date of regulatory

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

approval therein (including price approval) to the extent of thirty percent (30%) of Net Sales for such country during said twelve (12) month period.

         (j) Licensee will give Licensor, on the first business day of each calendar quarter, a Forecast of Licensee's, its Affiliates' and sublicensees' requirements of Product for each country in which the Product is marketed for the six (6) month period that begins three (3) months later. The first three (3) months of each six (6) month Forecast will be a firm order, and the Product described in the order will be delivered to Licensee, its Affiliates and sublicensees in accordance with the terms of the order, but not less than three
(3) months from the date of the order. Licensor is obliged to supply the amount of Product requested in the firm order except to the extent that such amount is more than fifteen percent (15%) higher than the amount that had been forecasted for that period in the last Forecast received by Licensor. With respect to any amount ordered in excess of the fifteen percent (15%) limit, Licensor is obligated to use commercially reasonable efforts to supply the requested amount to Licensee, its Affiliates and sublicensees.

         (k) Licensor shall use reasonable commercial efforts to notify Licensee within thirty (30) days after the Effective Date and thereafter thirty
(30) days prior to the end of each calendar year, of factory vacation schedules for the coming year, and if Licensee receives notice of such vacation schedules, they will be incorporated into Licensee's Forecasts.

         (l) Licensor bears the expense and responsibility for transportation and insurance for the Product to the Licensee's choice of airport or seaport (FOB port) nearest to the manufacturing site where the Product is manufactured; thereafter, transportation, insurance and duties for the Product are the responsibility of Licensee. Each shipment of the Product shall be accompanied by a Certificate of Analysis for each lot within each shipment signed by authorized quality control/quality assurance personnel of Licensor or its contract manufacturer.

         (m)      Licensor shall comply with the following:

                  Licensor shall manufacture the Product for Licensee using [***]and shall certify to Licensee on the Certificate of Analysis that the Product was manufactured using [***]. Licensor may manufacture Product for itself pursuant to the Marketing License Agreement using [***].

                  Licensor shall implement and comply with the provisions of the Continuous Improvement Plan provided to Licensee and dated October 31, 2002, and shall cause each of its contract manufacturers to (i) implement and comply with such Continuous Improvement Plan, (ii) implement and comply with any plans for addressing observations or recommendations regarding the Product or the production of the Product set forth in any letter provided by such subcontractor to Licensor, and (iii) otherwise manufacture, fill, and perform quality assurance on the Product in full compliance with GMP.

                  Licensor shall manufacture the bulk Product in [***]kg batches.

                  All Product manufactured and supplied hereunder shall meet the quality control specifications and the specifications in the applicable regulatory filing through the expiration

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

date stated on that Product package. The Product shall be manufactured in accordance with a validated manufacturing process and the results shall be in accordance with the validated range for each parameter. Such Product when delivered to Licensee, its Affiliates and sublicensees shall also not be adulterated or misbranded within the meaning of the U.S. Food, Drug and Cosmetic Act, as amended. In accordance with GMPs and other applicable laws and regulations, Licensor or its contract manufacturer will test each shipment of the Product to be supplied to Licensee, its Affiliates and sublicensees pursuant to this Agreement before delivery of such shipment to Licensee, its Affiliates and sublicensees to ensure that the Product meets these standards.

                  Licensor or its contract manufacturer shall retain samples, in accordance with the established stability program for the Product, of [***]batches of Product produced by Licensor after April 5, 2001, and of every [***]batch thereafter manufactured before January 1, 2005, to verify on an ongoing basis that such Product meets the specifications set forth in this Agreement through the expiration date as well as the quality control specifications and the specifications in the applicable regulatory filing. Licensor shall also give Licensee the production plan, and such other data and information as shall be agreed between the parties' technical representatives, for each such batch. Thereafter, Licensor may resume its regular stability testing program for the Product. The stability testing program shall, at all times, include the requirement that at least one batch of product be placed on stability testing each year in accordance with the GMPs.

                  Licensor shall supply to Licensee all of Licensee's requirements of the Product in accordance with Section 4(j) before supplying its own requirements under the Marketing License Agreement.

         (n) Licensor shall, within forty-five (45) days following each of the first four (4) three-month periods immediately following the date of the initial release testing of each batch of Low Viscosity Product, measure and report to Licensee in writing the viscosity of each such batch of Low Viscosity Product until such time as each such Low Viscosity Product batch is shown by any such measurement to have a viscosity that equals or exceeds [***]cps. Licensee, its Affiliates or sublicensees may not return under this paragraph any delivered Low Viscosity Product that is shown by any such measurements to have a viscosity that equals or exceeds [***]cps, provided such Low Viscosity Product meets all other specifications and requirements under this Agreement. Licensee, its Affiliates and sublicensees shall have the right to (i) reject any delivered Product that does not meet quality control specifications and the specifications in the applicable regulatory filings, (ii) return to Licensor, at Licensor's expense and in accordance with Licensor's shipping instructions, any delivered Low Viscosity Product that in each of the four measurements has a viscosity below [***]cps, and (iii) return to Licensor, at Licensor's expense and in accordance with Licensor's shipping instructions, any delivered Low Viscosity Product if Licensee is already in possession of one batch of Low Viscosity Product that Licensee has yet to accept or return under this Section 4(n). Licensee must notify Licensor in writing of any such rejection or return within thirty (30) days (except as to latent defects) after Licensee's right to reject or return has accrued, and Licensor shall replace all batches rejected or returned by Licensee with Product that has a viscosity that equals or exceeds [***]cps and that meets all other specifications and requirements under this Agreement within one-hundred and twenty (120) days following rejection or return of the batch by Licensee. The expense of return,

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

manufacture of replacement Product and shipment of replacement Product are Licensor's. If, as of January 1, 2005, no Low Viscosity Product has been returned under this Section 4(n) after the Effective Date, Licensor shall no longer have any obligation to measure and report to Licensee in writing the viscosity of Low Viscosity Product, and Licensee, its Affiliates and sublicensees shall not have the right to return Low Viscosity Product if it otherwise meets all other requirements and specifications under this Agreement.

         (o)      Deleted

         (p) In the event Licensor is unable, due to reasons beyond its control, to provide Licensee, its Affiliates and sublicensees the amount of Product set forth in any firm order, Licensor shall be obligated to provide such amount of Product to Licensee, its Affiliates and sublicensees through third parties with which Licensor contracts, and Licensor shall be responsible for any additional costs, including without limitation additional costs of manufacturing the Product, caused thereby, provided that the provisions of this sentence shall not apply to the extent that the amount of Product set forth in such firm order exceeds the Forecast by more than fifteen percent (15%).

         (q) In countries (e.g. in some countries in South America or in India) where the Purchase Price of thirty percent (30%) of Net Sales for Finished Package Form of the Product is below the Base Price, Licensor will provide Licensee finished Product in tubes with reusable applicators or other appropriate presentation, at a negotiated second base price. In countries where import duties make it impractical to import Product in Finished Package Form (e.g. Argentina), Licensor will grant Licensee the right to manufacture the Product locally if requested by Licensee for such country and will be paid a royalty on Net Sales for such country, provided such royalty can be legally expatriated from any such country, equal to the difference between thirty percent (30%) of Net Sales in such country and Licensee's cost of manufacturing the Product for such country.

         This royalty shall be payable for such country until the expiration of any Valid Claims in such country or until a third-party vaginally-administered progesterone product approved in such country subsequent to May 21, 1995 captures fifteen percent (15%) or more of the sales of the Product in such country. Subsequent to either event taking place in any such country, the royalty payable to Licensor on Net Sales in such country shall be reduced to seven percent (7%) in consideration of rights to the Trademarks and Technology until May 21, 2015, and thereafter the royalty payable on Net Sales in such country shall be two percent (2%) in consideration of rights to the Trademarks until May 21, 2020. Thereafter Licensee shall have an irrevocable fully paid up license to the Product under the Technology and shall own the Trademarks and related goodwill (subject to the condition set forth in Section 13 hereto).

         (r) If after the Initial Term as defined in Section 13, the parties cannot agree upon mutually acceptable terms for supply, Licensee has the option of converting this Agreement into a license agreement and Licensee will be free to manufacture, or have manufactured, the Product, provided that Licensee pays to Licensor on a quarterly basis a royalty for the license of the Patents, Technology and Trademarks of fifteen (15%) of Net Sales.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         The royalty pursuant to this paragraph (r) shall remain at fifteen (15%) of Net Sales for any country until the expiration of any Valid Claims in such country or until a third-party vaginally-administered progesterone product approved in such country subsequent to May 21, 1995 captures fifteen percent (15%) or more of the sales of the Product in such country. Subsequent to either event taking place in any country of the Territory, the royalty payable to Licensor on Net Sales in such country shall be reduced to seven percent (7%) in consideration of rights to the Trademarks and Technology until May 21, 2015, and thereafter the royalty payable on Net Sales in such country shall be two percent (2%) in consideration of right to the Trademarks until May 21, 2020. Thereafter Licensee shall have an irrevocable fully paid up license to the Product under the Technology and shall own the Trademarks and related goodwill (subject to the condition set forth in Section 13 hereto).

         (s) Licensee shall be responsible for receiving and responding to complaints and requests for information from patients and others regarding the Product sold by Licensee, provided that Licensor shall provide reasonable assistance to Licensee in responding to such complaints and requests for information and shall be responsible for investigating and resolving any complaints to the extent that such complaints arise from Licensor's areas of responsibility under this Agreement. Within thirty (30) days following the end of each calendar month during the term of this Agreement, Licensee shall provide to Licensor a written report detailing complaints regarding the Product received during such month, provided that Licensee shall notify Licensor of any serious adverse events within two (2) days following notice to Licensee of such serious adverse events. During the term of this Agreement, each party shall make available to the other party information about the Product as may be necessary to carry out the provisions and purposes of this Agreement, including without limitation general medical information relating to the Product's storage, use and safety. Licensor shall provide prompt written notice to Licensee, including relevant references, of any information which Licensor believes in its reasonable judgment is material for medical information services. Material information shall include, but not be limited to, published or unpublished reports or other clinical or laboratory data received by Licensor about Product safety, contraindications, treatment programs in the indications specified by the approved Product insert, stability, storage and shipping, pharmacology, and other information Licensor believes in its reasonable judgment is relevant to safe and effective Product use. Licensor shall provide reasonable follow-up information and prompt written replies to verbal or written questions from Licensee pertinent to medical information services about the Product. On a periodic basis as agreed by both parties, but no less than annually, Licensor shall provide a written summary of information about the Product, which Licensor believes in its reasonable judgment is material for the medical information services by Licensee.

         (t) In the event any regulatory authority having jurisdiction shall so request or order, or if either party has reason to believe that any corrective action should be taken with respect to the Product supplied hereunder, including without limitation any Product recall, customer notice, restriction, change, or market action, then such party shall immediately inform the other in writing. If the party owning the relevant registration file for such Product, after consultation with the other party, deems it necessary to effect a Product corrective action then such party shall effect such corrective action in accordance with procedures agreed upon by the parties.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         If the Product defect causing the corrective action shall be found to result solely from the manufacture and supply of the Product hereunder, then Licensor shall either supply a quantity of the Product without charge sufficient to enable Licensee and/or its Affiliates or sublicensees to replace all Product subject to the corrective action, or render a credit to Licensee, its Affiliates or sublicensees for such Product, at Licensee's option. Such replacement Product shall be delivered at Licensor's expense within thirty (30) days of the date on which the corrective action was effected, as Licensee may direct. In such event Licensor also agrees to reimburse Licensee, its Affiliates or sublicensees for other costs and expenses incurred with respect to such corrective action. If the Product defect causing the corrective action shall be found to result solely from Licensee's, its Affiliates' or sublicensees' marketing, use or sale of the Product hereunder, then the costs and expenses of such corrective action shall be paid by Licensee. If the Product defect causing the corrective action shall be found to result from a joint act or omission of the parties, then the parties shall negotiate in good faith an appropriate allocation of the costs and expenses of the corrective action.

         (u) At any time upon the request of either party, the parties agree to cooperate and negotiate in good faith to prepare and execute a technical agreement consistent with the provisions of this Agreement and other provisions necessary for compliance with applicable laws, rules and regulations of European countries.

         5.       Price and Payment Terms.
                  -----------------------

         (a) The Purchase Price to be paid by Licensee for the Product in Finished Package Form shall be the Base Price or thirty percent (30%) of Net Sales, whichever is greater, unless otherwise agreed as contemplated in paragraph 4(q); provided that, for so long as the Market License Agreement is in effect, Licensee or one of its Affiliates shall pay an additional amount equal to forty percent (40%) of Net Sales (but not to exceed seventy percent (70%) in total) in the case of any of the Product sold by it or its Affiliates and dispensed to patients within the Non-Fertility Specialist Market in the United States after Columbia's Net Sales (as defined in the Marketing License Agreement) of Product by Licensor under the Marketing License Agreement exceed $500,000 and for so long as Licensor or its Affiliates Promotes the Product under the Marketing License Agreement, unless otherwise agreed as contemplated in paragraph 4(q). For the avoidance of doubt the parties confirm that Licensee shall not be required to pay Licensor more than seventy percent (70%) of Net Sales of Product as sold by it or its Affiliates and dispensed in the Non-Fertility Specialist Market in the United States under any circumstances.

         Whether the Net Sales were made outside of the United States, within the United States to patients within the Fertility Specialist Market or within the United States to patients within the Non-Fertility Specialist Market shall be determined in writing by Ares or one of its Affiliates based upon the Dispensing Data, and reported to Columbia in the form set forth in Exhibit B of the Marketing License Agreement. Ares or one of its Affiliates shall notify Columbia of such determination within sixty (60) days following the close of any calendar quarter during the term. Within forty-five (45) days following Columbia's receipt of such report, Ares or one of its Affiliates shall pay to Columbia the additional royalty of 40% of Net Sales of Product sold by it to patients within the Non-Fertility Specialist Market in the United States. In the event that, within fifteen (15) business days following such determination, Columbia notifies Ares in

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

writing that Columbia disagrees with such determination and report, and Columbia provides written documentation reasonably supporting such disagreement, then the parties shall refer the matter to an independent expert in pharmaceutical product marketing jointly selected by each of the parties (the "Expert") and, if the parties cannot agree on an Expert, they shall thereafter request the American Arbitration Association ("AAA"), sitting in the City of New York, to select an Expert within thirty (30) days following receipt of such request. In each case, the Expert shall be selected having regard to his or her suitability to determine the particular dispute or difference. Unless otherwise agreed between the parties, the following rules shall apply to the appointment of the Expert. The parties shall share the fees of the AAA and the Expert equally. The Expert shall be entitled to inspect and examine all documentation and any other material that the Expert may consider to be relevant to the dispute. The Expert shall afford each party a reasonable opportunity (in writing or orally) for stating reasons in support of such contentions as each party may wish to make relative to the matters under consideration. The Expert shall give notice in writing of his or her determination to the parties within such time as may be stipulated in his or her terms of appointment, or in the absence of such stipulation, as soon as practicable, but in any event within forty-five (45) days from the reference of the dispute or difference.

         If the Base Price were to exceed thirty percent (30%) of Net Sales, the parties shall meet to discuss how to resolve the high cost of goods. The parties hereby acknowledge that the Base Price for the Product is contemplated for six
(6) Units - twelve (12) days therapy in Finished Package Form. If Licensee orders the Product in the Finished Package Form containing fewer than six (6) Units the Base Price shall be reduced. This reduction will reflect a pro rata reduction in the cost of the Product based on the number of Units specified as well as any reduction in the cost of packaging. If Licensee wishes to order the Product in Finished Package Form that contains more than six (6) Units the Base Price will be adjusted accordingly.

         (b) The following quantity discounts will be applied to annual purchases of the Product by Licensee, its Affiliates, or sublicensees:

              (i) Over ten (10) million Units - 3.33% - which would reduce the Purchase Price to twenty-nine percent (29%) of Net Sales or the Base Price, whichever is greater.

              (ii) Over twenty (20) million Units - 6.66% - which would reduce the Purchase Price to twenty-eight percent (28%) of Net Sales or the Base Price, whichever is greater.

              (iii) Over thirty (30) million Units - 10% - which would reduce the Purchase Price to twenty-seven percent (27%) of Net Sales or the Base Price, whichever is greater.

         (c) At Licensee's request, Licensor will supply promotional samples of the Product in Finished Package Form at a Purchase Price equal to Licensor's Direct Cost.

         (d) Licensee's invoice price for the Product purchased from Licensor shall be paid in U.S. dollars thirty (30) days after the later of (A) receipt by Licensee of an invoice for such Product, or (B) the shipment by Licensor of the corresponding Product.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

              (i) Licensor's invoice price to Licensee and Licensee's payment to Licensor shall both be in U.S. dollars and shall be established for each Product pack for each country of the Territory at the commencement of each calendar year. For each country, the basis for the invoice price shall be the in-market local currency price from Licensee its Affiliates or sublicensees to third parties converted into U.S. dollars at the exchange rate published in the Wall Street Journal prevailing at the close of business on the first working day of the applicable calendar year.

              (ii) Any necessary adjustments to such payments to reflect the actual Purchase Price for the Product shall be made forty-five (45) days after the end of each calendar quarter in the report described in paragraph 16(a), by converting local currency Net Sales into U.S. dollars based on the local currency - U.S. dollar exchange rate published in the Wall Street Journal on the last working day of the applicable calendar quarter and calculating the Purchase Price on this basis.

              (iii) Underpayments or overpayments shall be calculated based on the Net Sales value of Units of the Product sold by Licensee, its Affiliates or sublicensees during the calendar quarter. Purchases by Licensee in excess of actual Unit sales by Licensee, its Affiliates or sublicensees during a given calendar quarter shall be carried over to the next calendar quarter for reconciliation. Volume discounts, as defined by paragraph 5(b), shall be taken into account in the last reconciliation of each calendar year. A credit for Licensee's out-of-pocket costs and expenses of conducting clinical trials and registering the Product in Japan, as defined by paragraph 7(c), shall also be taken into account in the last reconciliation of each calendar year, by each year offsetting the amount of such costs and expenses against the total annual amount due for purchases of the Product until all such costs and expenses have been offset.

         (e) If a vaginally administered progesterone-containing product is approved in any country of the Territory subsequent to May 21, 1995 which product captures fifteen percent (15%) or more of the sales of the Product in such country the parties shall renegotiate price based on the economic impact upon the Licensee for any such country or countries.

         (f) Notwithstanding anything set forth in this Agreement to the contrary, Licensee shall not be required to order, supply or pay any fees, costs or expenses, including, without limitation, the Purchase Price, for any of the Product sold by Licensor or its Affiliates under the Marketing License Agreement.

         6.       Marketing.
                  ---------

         (a) Licensee will be responsible for marketing and sales of the Product in the Territory. Licensee will use its diligent efforts to make the Product a commercial success by making a commitment throughout the term of the Agreement, financial and otherwise, to the Product that is no less than its commitment to those of its own brands and products in similar circumstances that it actively and aggressively promotes, in accordance with the life cycle of such products, provided, however, that Licensee shall have no such obligations with respect to the Product containing progesterone in a concentration of four percent (4%). Licensee will ensure that any sublicense it makes under the Patents and Technology to market, use and sell the Product in the Territory will contain appropriate obligations of commercial diligence.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (b) Licensee will provide quarterly sales and other marketing information useful to the Licensor in monitoring sales progress.

         (c) Licensor hereby authorizes Licensee to communicate directly with regulatory authorities with respect to regulatory files for the Product owned by Licensor to the extent necessary to fulfill Licensee's responsibilities for marketing and sales of the Product in the Territory. Licensor agrees, at Licensee's request, to execute any documents or take any other actions as may be necessary or desirable to obtain authorization for Licensee so to communicate directly with such regulatory authorities.

         (d) Licensee may refer to, and otherwise use, all published and unpublished studies regarding the Product in its Promotional and marketing efforts under this Agreement.

         (e) Licensor acknowledges and agrees that (i) Licensee has no obligation under this Agreement or otherwise to market, promote or sell Product A; (ii) by entering into the Marketing License Agreement and granting to Licensor the rights granted thereunder, Licensee has satisfied any and all obligations it may have now or in the future under this Agreement or otherwise to market, promote or sell Product B to the Non-Fertility Specialist Market in the United States; and (iii) by continuing after the Effective Date to market, promote and sell Product B to the Non-Fertility Specialist Market outside of the United States in a manner substantially similar to the manner Licensee has marketed, promoted and sold Product B to the Non-Fertility Specialist Market outside of the United States prior to April, 2001, Licensee shall satisfy any and all obligations it may have now or in the future under this Agreement or otherwise to market, promote or sell Product B to the Non-Fertility Specialist Market outside of the United States.

         7.       Clinical Trials and Registration.
                  --------------------------------

         (a) Licensor will be responsible for clinical trials and registration filings relating to the Product throughout the world. All clinical trials contemplated and completed are attached in Schedule C together with their completion or estimated completion dates. These studies are designed to register the Product for the following indications:

                  In-Vitro Fertilization (IVF)
                  Secondary Amenorrhea
                  Treatment of Hyperplasia
                  Hormone Replacement Therapy

         The parties shall consult from time to time regarding the scope, details and timing of the clinical trials and registration filings. The parties may agree to allocate resources currently allocated to clinical trials and registration filings for the Product for the treatment of hyperplasia and for hormone replacement therapy (prevention of hyperplasia) to other indications. Licensor will use diligent efforts to conduct and complete the clinical trials and to prepare and submit the registration filings.

         In some countries additional approvals may be obtained based on the clinical trials enumerated in Schedule C for indications that are not at the moment approvable in the United States, specifically, benign mastopathies and premenstrual syndrome.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         (b) Licensee shall have the right to monitor and audit the clinical trials and/or other tests required by the protocols described in Schedule C for the Product.

         (c) To the extent Licensee seeks to amend the labeling or support additional advertising claims for the Product beyond that which is contemplated in paragraph 7(a), at its sole discretion and expense it may design, conduct and control such additional clinical trials necessary to obtain FDA or other regulatory approval, provided, that Licensee shall give Licensor prior written notice of its intention to do so. In addition to the Phase I clinical trial for the Product in Japan described in Schedule C, Licensee shall also conduct clinical trials and register the Product in Japan. Licensor shall reimburse Licensee for all out-of-pocket costs and expenses incurred in conducting such clinical trials and registering the Product by providing Licensee a credit for this amount against the Purchase Price for the Product in accordance with the terms and conditions of paragraph 5(d). It is anticipated that the out-of-pocket costs and expenses for such clinical trials may include, without limitation, costs and expenses associated with clinical investigators, contract laboratories, and data analysis, but shall not include any incremental costs and expenses associated with retaining a contract research organization. Product and placebo necessary for the conduct of such clinical trials shall be supplied by Licensor free of charge, appropriately packaged and labeled and in accordance with the terms of paragraphs 4(j), (l)-(p) and (t) hereof.

Licensee shall own and have unrestricted rights to the clinical data generated as a result of clinical trials conducted by Licensee; provided that the results of such clinical trials shall be made available to Licensor free of charge to be filed in connection with Licensor's regulatory submissions outside the Territory.

         (d) Each party will immediately notify the other of any adverse or unexpected reaction or results or any actual or potential government action relevant to clinical trials of the Product and the parties will discuss with each other measures to be undertaken to resolve any such problem.

         8.       Maintenance of Patents and Trademarks.
                  -------------------------------------

         (a) Licensor shall keep Licensee currently advised of all steps taken or to be taken in the prosecution for all applications for Patents. Licensor shall have full and complete control over any reissue or reexamination or other proceedings relating to the Patents, the Trademarks and/or Technology and of any disclaimers thereof. Licensor shall bear all costs for the maintenance and enforcement of the Patents and Trademarks, as well as all costs for the filing, maintenance and enforcement of all additional Patents which may be filed by the Licensor during the term hereof. If Licensor fails to carry out such obligations set forth in this Section 8, Licensee may carry out such obligations on Licensor's behalf at Licensor's cost and may set off such cost against amounts due to Licensor hereunder provided that such action is commercially reasonable.

         (b)      Trademark Use and Quality Control

                  (i) Licensee agrees to list the Trademarks in accordance with good customary trademark practice, and to avoid taking any action that would in any manner impair or detract

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

from the value of the Trademarks, or the goodwill and reputation of Licensor. Licensee acknowledges Licensor's ownership of the Trademarks and related goodwill, both in the Territory and outside the Territory.

                  (ii) Licensee agrees to use the Trademarks only in the form and manner and with appropriate legends as approved from time to time by Licensor, and not to use any other trademark or service mark in combination with the Trademarks without the prior written approval of Licensor, provided that such approval shall be granted unless Licensor reasonably objects on the basis that the proposed use would impair the value of the Trademarks.

         9.       Infringement of Patents, Technology and/or Trademarks
                  -----------------------------------------------------

         (a) Licensee and Licensor shall each promptly notify the other following the discovery of any alleged infringement or unauthorized use of the Patents, Technology and/or Trademarks which may come to their attention. Licensor shall promptly undertake, at Licensor's expense, reasonable efforts to obtain a discontinuance of the infringement or unauthorized use and, if not successful, Licensor may, at its sole option, bring suit against such infringer.

         (b) If Licensor fails to obtain a discontinuance of such infringement and/or elects not to bring an infringement suit, the Licensor shall give notice in writing to Licensee within thirty (30) days of such failure or election and Licensee may, but is not required to, obtain a discontinuance of the alleged infringement or unauthorized use or bring an infringement suit; provided, that without the prior written consent of Licensor, Licensee shall not agree to any settlement with respect to such infringement or unauthorized use that compromises the value of the license granted hereunder. Any infringement suit by Licensee shall be in the name of Licensee, or in the name of Licensor, or jointly by both Licensee or Licensor, as may be required by the law of the forum. Licensor shall execute such documentation as may be reasonably required by Licensee with respect to such suit.

         (c) It is understood and agreed that the party to this Agreement that institutes suit shall bear solely all costs and expenses in connection therewith and shall be entitled to recover all costs first and then share 50/50 with the other party the balance of any sums received, obtained, collected or recovered whether by judgment, settlement or otherwise as a result of such suit; provided, however, that if a settlement by Licensee (with the prior written consent of Licensor to the extent required above) includes the granting by Licensee of rights hereunder to a third party, amounts received by Licensee from such settlement shall not be shared with Licensor and sales of Product by such third party pursuant to such rights shall not be included in Net Sales. In addition, with respect to any suit for infringement or unauthorized use of the Patents, Technology and/or Trademarks, the party that did not institute suit shall render all reasonable assistance to the party that did institute suit at the latter's expense, including, but not limited to, executing all documents as may be reasonably requested by the party that did institute the suit. The party that did institute suit shall keep the other party informed of, and shall from time to time consult with the other party regarding, the status of any such suit and shall provide the other party with copies of all pleadings filed in such suit.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         10.      Infringement of Third-Party Intellectual Property Rights.
                  --------------------------------------------------------

         (a) Each party hereto shall notify the other promptly of the receipt of notice of any action, suit or claim alleging infringement by the Patents, the Technology, the Trademarks or the Product of any Intellectual Property Rights of a third party.

         (b) In no event shall Licensee settle any such allegation of infringement without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. In the event that the Licensor agrees in writing or Licensee in good faith determines that it is necessary for Licensee to make royalty or other payments to a third party in order for Licensee to make, have made, use or sell or to continue making, having made, using or selling the Product, Licensee shall be entitled to offset such amounts so paid to any third party against any amounts which may become due to Licensor under this Agreement.

         11.      Confidentiality.
                  ---------------

         Each party hereto shall hold all Confidential Information in confidence, use it only in connection with the performance of its obligations pursuant to this Agreement and use its diligent efforts (consistent with those which it uses to safeguard its own confidential information) to safeguard Confidential Information and to prevent the unauthorized use or disclosure of any Confidential Information. Each party hereto shall ensure that its Affiliates or employees who have access to any Confidential Information shall be made aware of and subject to these obligations. The receiving party may disclose Confidential Information to regulatory authorities for the purpose of seeking marketing approval of the Product pursuant to this agreement and may also disclose Confidential Information to individuals who have a need to know to effectuate the development and commercialization of the Product pursuant to this Agreement, provided each such individual is bound by a confidentiality obligation comparable to the obligation set forth in this Section 11. The obligations of the parties hereto under this Section 11 shall survive for five
(5) years after the expiration or termination of this Agreement.

         12.      Representations, Warranties and Covenants and Indemnification.
                  -------------------------------------------------------------

         (a) Licensor hereby represents, warrants and covenants the following:

                  (i) Licensor is a corporation duly organized, existing and in good standing under the laws of Bermuda, with full right, power and authority to enter into and perform this Agreement and to grant all of the rights, powers and authorities herein granted.

                  (ii) The execution, delivery and performance of this Agreement do not conflict with, violate or breach any agreement to which Licensor is a party, or Licensor's articles of incorporation or bylaws.

                  (iii) This Agreement has been duly executed and delivered by Licensor and is a legal, valid and binding obligation enforceable against Licensor in accordance with its terms.

                  (iv) Licensor shall comply with all applicable laws, consent decrees and regulations of any federal, state or other governmental authority in performing this Agreement.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (v) To the best of Licensor's knowledge and belief as of the Effective Date, there are no issued or pending patents, trademarks or patent or trademark applications relating to the Product that would prevent Licensee from using or selling the Product in the Territory.

                  (vi) To the best of Licensor's knowledge and belief as of the Effective Date, there are no outstanding, pending or threatened product liability or breach of warranty or other similar claims, actions, suits, demands, investigations, arbitrations, administrative or other proceedings, or orders, injunctions, judgments or decrees of any court or government agency in connection with the Product in the Territory.

                  (vii) To the best of Licensor's knowledge and belief as of the Effective Date, there are no outstanding, pending or threatened violations, notices of noncompliance, warning letters, orders, injunctions, judgments or decrees of any court or government agency, investigations, claims, actions, suits, demands, administrative or other proceedings that have resulted or might result in the revocation, suspension or modification of any regulatory approval for the Product in the Territory.

         (b) Licensee hereby represents, warrants and covenants the following:

                  (i) Licensee is a corporation duly organized, existing and in good standing under the laws of Switzerland, with full right, power and authority to enter into and perform this Agreement.

                  (ii) The execution, delivery and performance of this Agreement do not conflict with, violate or breach any agreement to which Licensee is a party, or Licensee's articles of organization or bylaws.

                  (iii) This Agreement has been duly executed and delivered by Licensee and is a legal, valid and binding obligation enforceable against Licensee in accordance with its terms.

                  (iv) Licensee shall comply with all applicable laws, consent decrees and regulations of any federal, state or other governmental authority in performing this Agreement.

         (c)      Indemnification

                  (i) Licensor agrees to indemnify and hold harmless Licensee, its Affiliates and sublicensees and their respective employees, agents, officers and directors from and against any claims, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by Licensee, its Affiliates or sublicensees arising out of or in connection with any (A) breach by Licensor of any representation, warranty, covenant or obligation hereunder, (B) claim or demand of any kind for injury to a person or property arising from Licensor's or its contract manufacturer's manufacturing, packaging, or labeling of the Product; provided, that this indemnification shall not apply to the extent such claim or demand has resulted from manufacturing, packaging, or labeling conducted by or at the direction of Licensee, its Affiliates or sublicensees or from any negligent act or omission with respect to such Product by Licensee, its Affiliates, or sublicensees or their employees or agents, (C) act or omission on the part of Licensor or any of its employees, agents or contract manufacturers in the performance of this

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement, and (D) payments, commissions or fees of any kind due to consultants or brokers retained by Licensor relating to the Product.

                  (ii) Licensee agrees to indemnify and hold harmless Licensor and its Affiliates and their respective employees, agents, officers and directors from and against any claims, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by Licensor or its Affiliates arising out of or in connection with any (A) breach by Licensee of any representation, warranty, covenant or obligation hereunder, (B) claim or demand of any kind for injury to person or property arising from Licensee's, its Affiliates' or sublicensees' marketing, distribution and sale of the Product; provided, that this indemnification shall not apply to the extent such claim or demand has resulted from any negligent act or omission with respect to such Product by Licensor, its Affiliates, their employees, agent or contract manufacturers, (C) act or omission on the part of Licensee or any of its employees or agents in the performance of this Agreement, (D) third party claims alleging infringement of such third parties' Intellectual Property Rights as a result of the advertisement, promotion or marketing materials created by or at the direction of Licensee, its Affiliates or sublicensees and used in connection with the sale of the Product hereunder, and (E) payments, commissions or fees of any kind due to consultants or brokers retained by Licensee relating to the Product.

                  (iii) A party seeking indemnification under this paragraph 12 (c) (the "Indemnified Party") must give prompt written notice thereof to the other party (the "Indemnifying Party"). The Indemnifying Party shall have the right to defend any such claim or demand subject to the right of the Indemnified Party to participate with counsel of its choice in such defense, but the fees and expenses of such additional counsel shall be at the expense of the Indemnified Party. The Indemnified Party shall cooperate fully in all respects with the Indemnifying Party in any such compromise, settlement or defense, including, without limitation, by making available all pertinent information and personnel under its control to the Indemnifying Party. The Indemnifying Party will not compromise or settle any claim or demand (other than, after consultation with Indemnified Party, a claim or demand to be settled by the payment of money damages and/or the granting of releases) without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

                  (iv) Each party shall maintain and keep in force for the term of this Agreement comprehensive general liability insurance including Products/Completed Operations, Contractual and Broad Form Property Damage covering its indemnification obligations hereunder with a minimum limit of Fifteen Million United States Dollars (U.S. $15,000,000) per annum combined single limit for Bodily Injury and Property Damage to be increased as appropriate consistent with prudent business practices prevailing in the pharmaceutical business. Such insurance shall be placed with a first class insurance carrier with at least a BBB rating by Standard & Poors. Promptly after the execution and delivery of this Agreement, each party shall furnish a certificate of insurance to the other party evidencing the foregoing endorsements, coverage and limits, and providing that such insurance shall not expire or be canceled or modified without at least thirty (30) days prior notice to the other party.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         13.      Term of License.
                  ---------------

         Except as otherwise provided for herein, and subject to the provisions of paragraph 4 (r), the Agreement shall commence on the Effective Date and remain in effect until May 19, 2010 (the "Initial Term"), renewable upon mutual agreement of the parties for five (5) year periods at commercial terms to be agreed upon. It is understood that if after the Initial Term or any subsequent five-year period the parties cannot agree upon mutually acceptable terms, Licensee will have the option of converting this Agreement into a license agreement and Licensee will be free to manufacture, or have manufactured, the Product. Under such circumstances, Licensor shall continue to supply the Product in Finished Package Form under the then current terms and conditions of this Agreement for as long as is necessary and will assist Licensee as necessary, including without limitation by transferring to Licensee all Technology necessary or useful to give Licensee the capability of manufacturing the Product in such a way as to communicate such Technology to Licensee promptly, effectively and economically, so that Licensee can undertake manufacture of the Product and continue the sale of the Product without interruption. In the event that Licensee shall continue to market the Product under the terms of this Agreement for twenty-five (25) years from the Effective Date in each of the European Economic Community, Canada and the United States, Licensee shall thereafter own the Trademarks and related goodwill.

         14.      Termination.
                  -----------

         (a) This Agreement may be terminated upon the mutual written agreement of the parties.

         (b) Either party may terminate this Agreement forthwith by written notice to the other, if the other party commits a material breach of any part of this Agreement and such breach has not been remedied by the breaching party within sixty (60) days after written notice of such breach has been given by the other party. If the breach cannot be remedied within sixty (60) days, the breaching party may submit a plan within this sixty (60) day period, reasonably acceptable to the other party, outlining the steps that it intends taking to cure the breach and then must cure the breach in accordance with the terms of such plan or be subject to an action by the other party for termination of this Agreement pursuant to this paragraph 14 (b) for breach of such plan.

         (c) This Agreement may also be terminated by written notice of one party, if the other party shall be involved in financial difficulties as evidenced:

                  (i) by its commencement of a voluntary case under any applicable bankruptcy code or statute, or by its authorizing, by appropriate proceedings, the commencement of such voluntary case; or

                  (ii) by its failing to receive dismissal of any involuntary case under any applicable bankruptcy code or statute within sixty (60) days after initiation of such action or petition; or

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (iii) by its seeking relief as a debtor under any applicable law of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by consenting to or acquiescing in such relief; or

                  (iv) by the entry of an order by a court of competent jurisdiction finding it to be bankrupt or insolvent, or ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property or assets; or

                  (v) by its making an assignment for the benefit of, or entering into a composition with its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property.

         (d) Licensee may terminate this Agreement at any time after May 20, 2002 with one (1) year's written notice if the Product is not a commercial success, as determined by Licensee in its sole discretion, and on ninety (90) days' notice at any time during the Agreement for reasons of safety or efficacy of the Product.

         (e) Licensee shall have the option of converting this Agreement into a license agreement at any time following a Failure to Supply. Upon notice of such conversion, Licensor shall assist Licensee as necessary, including, without limitation, by transferring to Licensee all Technology necessary or useful to give Licensee the capability of manufacturing the Product in such a way as to communicate such Technology to Licensee promptly, effectively and economically so that Licensee can undertake manufacture of the Product and continue the sale of the Product without interruption. Licensee shall then be free to manufacture, or have manufactured, the Product provided that Licensee pays on a quarterly basis the royalties as provided in Section 4(r).

         (f) The failure by a party to exercise its rights to terminate this Agreement pursuant to this Section (14) in the event of any occurrence giving rise thereto shall not constitute a waiver of such rights in the event of any subsequent occurrence.

         (g) Termination of this Agreement shall not release either party from its obligations accrued prior to the effective date of termination nor deprive either party from any rights that this Agreement provides shall survive termination. The provisions of paragraphs 4 (q), (r), (s) and (t), Sections 11, 13, 14(g), 16 through 31, and paragraph 12 (c) shall remain in full force and effect and shall survive the termination of this Agreement to the extent necessary to effect the express purposes of such paragraphs and Sections.

         15.      Publicity.
                  ---------

         The parties hereto shall coordinate the preparation and issuance of any public announcement of this Agreement. Any such announcement shall comply with relevant Securities and Exchange Commission requirements and shall take into account any reasonable concern regarding the trade. The wording of such announcement shall be agreed upon by the parties before release.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         16.      Audits.
                  ------

         (a) Licensee shall keep accurate records of all Product sales and other relevant data concerning the Product for a period of two (2) years following the year in which such records were created and Licensee shall provide Licensor quarterly reports thereof forty-five (45) days after the end of the applicable calendar quarter. Such reports shall state the number of Units of Product manufactured by Licensee, its Affiliates or sublicensees and the number of Units of Product sold by Licensee, its Affiliates or sublicensees during the applicable quarter as well as the number of free samples of Product distributed and any Product returns made during such calendar quarter together with an accounting of any other applicable components of the amounts paid or to be paid hereunder with respect to such calendar quarter. Simultaneous with the delivery of such report, Licensee shall make, or cause to be made, any additional payment due with respect to the Purchase Price for Product sold during such calendar quarter. Once a year, upon reasonable notice, at times mutually agreed upon and during business hours, Licensor at Licensor's cost may have the accounts of Licensee, its Affiliates or sublicensees for the preceding two (2) calendar years relating to the Product reviewed by independent certified public accountants appointed by Licensor and reasonably approved by Licensee, solely in order to verify amounts due under this Agreement. Licensor and Licensee shall mutually determine a general strategy for such audit in advance of its conduct. Said accountant shall not disclose to Licensor any information except that which should properly be contained in a quarterly report required under this Agreement. Licensee shall promptly pay any underpayment evidenced by such audit, and Licensor shall promptly refund any overpayment evidenced by such audit. In the event such an audit evidences an underpayment of more than five percent (5%) with respect to the amounts actually paid, Licensee shall promptly pay such underpayment to Licensor with interest at the prime rate as set by Citibank, from the time when such underpayment accrued, and shall reimburse Licensor for the reasonable costs and expenses (including fees) of such audit.

         (b) Licensor shall keep accurate records of its Direct Costs of manufacturing the Product for a period of two (2) years following the year in which such records were created. Once a year, upon reasonable notice, at times mutually agreed upon and during business hours, Licensee at Licensee's cost may have the accounts of Licensor for the preceding two (2) calendar years relating to the Direct Costs of manufacturing the Product reviewed by independent certified public accountants appointed by Licensee and reasonably approved by Licensor, solely in order to verify amounts due under this Agreement. Licensor and Licensee shall mutually determine a general strategy for such audit in advance of its conduct. Said accountant shall not disclose to Licensee any information except that relating to the Direct Costs of manufacturing the Product. Licensor shall promptly refund any overpayment evidenced by such audit, and Licensee shall promptly pay any underpayment evidenced by such audit. In the event such audit evidences an overpayment of more than five percent (5%) with respect to the amounts actually paid, Licensor shall promptly refund such overpayment to Licensee with interest at the prime rate as set by Citibank, from the time when such overpayments accrued, and shall reimburse Licensee for the reasonable costs and expenses (including fees) of such audit.

         17.      Notices.
                  -------

         All notices required hereunder shall be in writing and shall be deemed to be properly given if sent by air courier to the party to be notified at the address set forth on page 1 hereof, or

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

at such other latest address as either party may hereafter designate in writing to the other; provided that a copy of each notice to be sent to Licensor hereunder shall also be sent by the same means to General Counsel, Columbia Laboratories, Inc., 220 South Orange Avenue, Livingston, New Jersey, U.S.A.; and further provided that a copy of each notice sent to Licensee hereunder shall also be sent by the same means to General Counsel, Ares-Serono International S.A., 15 bis chemin des Mines, 1202, Geneva, Switzerland. The date of service of any notice so sent by air courier shall be the date of receipt.

         18.      Ownership Change; Assignment; Successors.
                  ----------------------------------------

         This Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties, including any Affiliate, subsidiary, division or any entity controlled by either party. Except as provided herein, Licensee may not sublicense or assign this Agreement, in whole or in part, without the consent in writing of Licensor, and any purported assignment with such consent (which may be withheld without reason) shall be void; provided, that Licensee may upon notice to Licensor assign all or any portion of this Agreement to any of its Affiliates, but may not then sell such Affiliate without Licensor's prior written consent unless this Agreement is first assigned back from such Affiliate to Licensee. Licensor may not assign its rights under this Agreement, in whole or in part, without consent in writing of Licensee; and any purported assignment without such consent (which may be withheld without reason) shall be void; provided, that Licensor may upon notice to Licensee assign all or any portion of this Agreement to any of its Affiliates, but may not then sell such Affiliate without Licensee's prior written consent unless this Agreement is first assigned back from such Affiliate to Licensor.

         If any person, individually or in concert with others, shall acquire directly or indirectly, through one or more intermediaries, the beneficial ownership of fifty percent or more of the equity or assets of Licensor or Licensee during the term of this Agreement, the party not being acquired may require from the new owners of the acquired party a written affirmation of its intent and capability to comply with all the terms of this Agreement. Under no circumstances shall such action by Licensor interfere with or compromise the continued supply of the Product to Licensee, provided, however, that should such interference or compromise occur, Licensee in such event shall have the option of terminating this Agreement.

         Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, or their respective permitted successors and assigns, any benefits, rights or remedies.

         19.      Tax.
                  ---

         All taxes levied on account of any payments accruing under this Agreement which constitute income to Licensor, shall be the obligation of Licensor, and if provision is made in law or regulation for withholding, such tax shall be deducted from any payment then due, paid to the proper taxing authority, and receipt for payment of the tax secured and promptly sent to Licensor.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         20.      Independent Contractors.
                  -----------------------

         The relationship of the parties under this Agreement is that of independent contractors. Neither party shall be deemed to be the agent of the other and neither is authorized to take any action binding upon the other.

         21.      Entire Agreement; Modification.
                  ------------------------------

         This Agreement, including the Schedules hereto, contains the entire understanding between the parties hereto relating to the subject matter hereof, there being no terms and conditions other than those set forth herein, and it supersedes all prior agreements, written or oral, between the parties hereto with respect to the matters covered hereunder. This Agreement may not be modified, altered or otherwise changed other than by an instrument in writing, duly executed by each of the parties hereto.

         22.      Severability.
                  ------------

         If any provision of this Agreement should be or becomes fully or partly invalid or unenforceable for any reason whatsoever or should be adjudged to violate any applicable law, this Agreement is to be considered divisible as to such provision and such provision is deemed to be deleted from this Agreement, and the remainder of this Agreement shall be valid and binding as if such provision were not included herein; provided, however, that this Agreement is not rendered fundamentally different in its content or effect.

         23.      Effect of Headings.
                  ------------------

         The headings for the sections and paragraphs of this Agreement are to facilitate reference only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.

         24.      Choice of Law.
                  -------------

         This Agreement and performance hereof shall be construed and governed by the laws of the State of New York and of the United States. Any dispute, controversy, claim or difference arising between the parties out of, relating to, or in connection with this Agreement shall be submitted to the jurisdiction of the courts sitting in the State of New York.

         25.      No Waiver.
                  ---------

         No delay or omission or failure to exercise any right or remedy provided for herein shall be deemed to be a waiver thereof or acquiescence in the event giving rise to such right or remedy.

         26.      Counterparts.
                  ------------

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         27.      Further Assurances.
                  ------------------

         Licensor and Licensee each agree to produce or execute such other documents or agreements as may be necessary or desirable for the execution and implementation of this Agreement and the consummation of the transactions contemplated hereby.

         28.      Schedules.
                  ---------

         The terms and provisions of the Schedules attached to this Agreement are hereby incorporated herein as if fully set forth herein.

         29.      Bankruptcy.
                  ----------

         All Trademark, Patent and Technology rights and licenses granted to the Product under or pursuant to this Agreement by Licensor to Licensee are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, as amended from time to time (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under Section 101 (35A) of the Bankruptcy Code. The parties hereto agree that so long as Licensee, as a licensee of such rights under this Agreement, makes all payments to Licensor required under this Agreement. Licensee shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event that any proceeding shall be instituted by or against Licensor seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or it shall take an action to authorize any of the foregoing actions, Licensee, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Licensor under the Bankruptcy Code, Licensee shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiment of such intellectual property, and the same, if not already in its possession, shall be promptly delivered to Licensee (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by Licensee, unless Licensor elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of Licensor, upon written request therefor by Licensee. In addition the parties agree that in such event the intellectual property delivered to Licensee shall include all Technology necessary or useful to give Licensee the capability of manufacturing the Product and such Technology shall be delivered to Licensee in such a way as to communicate it to Licensee promptly, effectively and economically.

         30.      Force Majeure.
                  -------------

         No failure or omission by a party hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor shall it create any liability if the same shall arise from any cause or causes beyond the control of the party, including, but not limited to, the following, which, for the purposes of this Agreement, shall be regarded as beyond

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the control of the party in question: acts of God, acts or omissions of any government, any rules, regulations, or orders issued by any governmental authority or any officer, department, agency, or instrumentality thereof, fire, storm, flood, earthquake, accident, war, rebellion, insurrection, riot, invasion, strikes, lockouts; provided however, that the party so affected shall promptly advise the other party of the existence of such causes of nonperformance, shall use its best efforts to avoid or remove such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

         31.      Performance by Affiliates.
                  -------------------------

         The parties agree that certain of their rights and obligations under this Agreement may be carried out by one or more of their Affiliates; provided, however, that each party shall remain responsible for the acts and omission of its Affiliates. The parties further understand and agree that no such Affiliate is a party to this Agreement, and, except as contemplated by this Agreement, is not the agent of such party for purposes hereof, is not authorized to bind such party and cannot enter into amendments to this Agreement, which can only be made in accordance with the terms of Section 21 hereof.

         IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written,

Columbia Laboratories (Bermuda) Ltd.

By:      /S/ William J. Bologna
         ----------------------
(Title)  Director

Ares Trading S.A.

By:      /S/ Jean - Pierre Verhassel
         ---------------------------
(Title)  Authorized Representative

By:      /S/ Jacques Theurillat
         ----------------------
(Title)  Authorized Representative

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           SCHEDULE A: CRINONE PATENTS

----------------------------------------------------------------------------------------------------------------------
        Subject              Country         Serial No.          Filed              Patent No.              Issued
        -------              -------         ---------           -----              ---------
----------------------------------------------------------------------------------------------------------------------
1.  Treating agent and   U.S.              551,295             11/14/83        Abandoned in favor of
Polycarboxylic Acid                                                            Serial No. 07/690,483
----------------------------------------------------------------------------------------------------------------------
                         U.S.              690,483             11/09/84              4,615,697             10/07/86
----------------------------------------------------------------------------------------------------------------------
                         Australia         36,148              11/09/84               565,354              02/15/88
----------------------------------------------------------------------------------------------------------------------
                         *EPO              84904286.6          11/09/84               0163696              11/25/92
----------------------------------------------------------------------------------------------------------------------
                         Austria                                                      0163696
----------------------------------------------------------------------------------------------------------------------
                         Belgium                                                      0163696
----------------------------------------------------------------------------------------------------------------------
                         France                                                       0163696
----------------------------------------------------------------------------------------------------------------------
                         Germany                                                     3485995.0             12/15/92
----------------------------------------------------------------------------------------------------------------------
                         Liechtenstein                                                0163696
----------------------------------------------------------------------------------------------------------------------
                         Luxembourg                                                   0163696
----------------------------------------------------------------------------------------------------------------------
                         Netherlands                                                  0163696
----------------------------------------------------------------------------------------------------------------------
                         Sweden                                                       0163696
----------------------------------------------------------------------------------------------------------------------
                         Switzerland                                                  0163696
----------------------------------------------------------------------------------------------------------------------
                         U.K.                                                         0163696
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         Japan             504250/84           11/09/84              02113953
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         Canada            495,209             11/13/85              1,260,832             09/26/89
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         *EPO              92105052.2          03/24/92               0501523              04/09/97
----------------------------------------------------------------------------------------------------------------------
                         Austria                                                      0501523
----------------------------------------------------------------------------------------------------------------------
                         Belgium                                                      0501523
----------------------------------------------------------------------------------------------------------------------
                         France                                                       0501523
----------------------------------------------------------------------------------------------------------------------
                         Germany                                                      3486448
----------------------------------------------------------------------------------------------------------------------
                         Liechtenstein                                                0501523
----------------------------------------------------------------------------------------------------------------------
                         Luxembourg                                                   0501523
----------------------------------------------------------------------------------------------------------------------
                         Netherlands                                                  0501523
----------------------------------------------------------------------------------------------------------------------
                         Sweden                                                       0501523
----------------------------------------------------------------------------------------------------------------------
                         Switzerland                                                  0501523
----------------------------------------------------------------------------------------------------------------------
                         U.K.                                                         0501523
----------------------------------------------------------------------------------------------------------------------

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

----------------------------------------------------------------------------------------------------------------------
        Subject              Country         Serial No.          Filed              Patent No.              Issued
        -------              -------         ---------           -----              ---------               ------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
2.  Progesterone         U.S.              08/122.371          09/15/93              5,543,150             08/06/96
Delivery
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         *PCT              US94/10270          09/13/94
----------------------------------------------------------------------------------------------------------------------
                         Australia                                                    689133               07/09/98
----------------------------------------------------------------------------------------------------------------------
                         Brazil            P19407475.5         09/13/94
----------------------------------------------------------------------------------------------------------------------
                         Canada
----------------------------------------------------------------------------------------------------------------------
                         Finland
----------------------------------------------------------------------------------------------------------------------
                         Georgia
----------------------------------------------------------------------------------------------------------------------
                         Hungary
----------------------------------------------------------------------------------------------------------------------
                         Japan
----------------------------------------------------------------------------------------------------------------------
                         Korea (Rep.)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         Lithuania                                                     4072                12/04/96
----------------------------------------------------------------------------------------------------------------------
                         Latvia                                                        11527               02/20/97
----------------------------------------------------------------------------------------------------------------------
                         New Zealand       273816              09/13/94
----------------------------------------------------------------------------------------------------------------------
                         Norway            96.1044
----------------------------------------------------------------------------------------------------------------------
                         Russian Fed.
----------------------------------------------------------------------------------------------------------------------
                         Ukraine
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         Argentina         329.462             09/14/94
----------------------------------------------------------------------------------------------------------------------
                         Chile             1319-94             09/09/94                39553               06/15/98
----------------------------------------------------------------------------------------------------------------------
                         Columbia          94041745            09/15/94
----------------------------------------------------------------------------------------------------------------------
                         Israel            110972              09/14/94               110972               06/11/98
----------------------------------------------------------------------------------------------------------------------
                         Malaysia          P1 9402436          09/14/94
----------------------------------------------------------------------------------------------------------------------
                         Mexico            94 7089             09/14/94
----------------------------------------------------------------------------------------------------------------------
                         Morocco (and      23.649              09/14/94               23.329
----------------------------------------------------------------------------------------------------------------------
                            Tangiers)      (1249)              09/14/94               (1249)
----------------------------------------------------------------------------------------------------------------------
                         Peru              250745              09/15/94
----------------------------------------------------------------------------------------------------------------------
                         Philippines       49001               09/15/94
----------------------------------------------------------------------------------------------------------------------
                         South Africa      94/07073            09/14/94              94/07073              07/26/95
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         Venezuela         1817/94             11/23/94
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         *EPO (PCT)        94.928089.5         09/13/94
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         Austria
----------------------------------------------------------------------------------------------------------------------
                         Belgium
----------------------------------------------------------------------------------------------------------------------
                         Switzerland
----------------------------------------------------------------------------------------------------------------------
                         Liechtenstein
----------------------------------------------------------------------------------------------------------------------
                         Germany
----------------------------------------------------------------------------------------------------------------------
                         Denmark
----------------------------------------------------------------------------------------------------------------------
                         Spain
----------------------------------------------------------------------------------------------------------------------
                         France
----------------------------------------------------------------------------------------------------------------------
                         U.K.
----------------------------------------------------------------------------------------------------------------------
                         Greece
----------------------------------------------------------------------------------------------------------------------
                         Ireland
----------------------------------------------------------------------------------------------------------------------
                         Italy
----------------------------------------------------------------------------------------------------------------------
                         Luxembourg
----------------------------------------------------------------------------------------------------------------------
                         Monaco
----------------------------------------------------------------------------------------------------------------------
                         Netherlands
----------------------------------------------------------------------------------------------------------------------
                         Portugal
----------------------------------------------------------------------------------------------------------------------
                         Sweden
----------------------------------------------------------------------------------------------------------------------

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             SCHEDULE B: TRADEMARKS
                                     CRINONE

----------------------------------------------------------------------------------------------------------------------
           Country                     Serial Number                 Filing Date                    Status
           -------                     -------------                 -----------                    ------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
U.S.                            74/494.324                   02/25/94                     Reg. No. 2,086,161
                                                                                          Reg. Date: 08/15/97
----------------------------------------------------------------------------------------------------------------------
Antigua                                                                                   Reg. No. 3739
                                                                                          Reg. Date. 07/15/94
----------------------------------------------------------------------------------------------------------------------
Argentina                       1,909,614                    02/18/94                     Reg. No. 1,535,140
                                                                                          Reg. Date: 08/31/94
----------------------------------------------------------------------------------------------------------------------
Aruba                                                        06/30/94                     Reg. No. 16860
                                                                                          Reg. Date: 07/06/94
----------------------------------------------------------------------------------------------------------------------
Australia                       622,906                      02/17/94                     Reg. No. A622,906
                                                                                          Reg. Date: 10/05/95
----------------------------------------------------------------------------------------------------------------------
Austria                         AM 706/94                    02/16/94                     Reg. No. 152,207
                                                                                          Reg. Date: 04/20/94
----------------------------------------------------------------------------------------------------------------------
Bahamas                         16,603                       07/18/94                     Reg. No. 16,603
                                                                                          Reg. Date: 07/15/94
----------------------------------------------------------------------------------------------------------------------
Barbados                                                     09/01/94
----------------------------------------------------------------------------------------------------------------------
Benelux                         822,038                      02/15/94                     Reg. No. 544,594
                                                                                          Reg. Date: 02/15/94
----------------------------------------------------------------------------------------------------------------------
Bermuda                         99127654                     12/02/94                     Reg. No. 26575
                                                                                          Reg. Date: 12/02/94
----------------------------------------------------------------------------------------------------------------------
Bolivia                         Filed-Waiting for No.        09/16/97
----------------------------------------------------------------------------------------------------------------------
Brazil                          817,711,643                  03/01/94                     Reg. No. 817711643
                                                                                          Reg. Date: 09/17/96
----------------------------------------------------------------------------------------------------------------------
Bulgaria                        36027                        09/09/96                     Reg. No. 30906
                                                                                          Reg. Date: 06/19/97
----------------------------------------------------------------------------------------------------------------------
Canada                          748,373                      03/01/94
----------------------------------------------------------------------------------------------------------------------
Chile                           266,724                      02/18/94                     Reg. No. 435,742
                                                                                          Reg. Date: 01/02/95
----------------------------------------------------------------------------------------------------------------------
China                           960100880                    09/04/96                     Reg. No. 1118238
                                                                                          Reg. Date: 10/14/97
----------------------------------------------------------------------------------------------------------------------
Columbia                        94.001.931                   03/11/94                     Reg. No. 163,531
                                                                                          Reg. Date: 04/29/94
----------------------------------------------------------------------------------------------------------------------
Costa Rica                      4,426/403                    03/17/94                     Reg. No. 89,706
                                                                                          Reg. Date: 01/03/95
----------------------------------------------------------------------------------------------------------------------
Czech Republic                  114777                       09/13/96                     Reg. No. 208 376
                                                                                          Reg. Date: 03/25/98
----------------------------------------------------------------------------------------------------------------------
Denmark                         01294/1994                   02/16/94                     Reg. No. 3,349/1994
                                                                                          Reg. Date: 05/20/94
----------------------------------------------------------------------------------------------------------------------
Dominica                                                     01/11/95                     Reg. No. 2/95
                                                                                          Reg. Date: 10/26/95
----------------------------------------------------------------------------------------------------------------------
Dominican Republic                                                                        Reg. No. 74,643
                                                                                          Reg. Date: 10/15/94
----------------------------------------------------------------------------------------------------------------------
Ecuador                         45,168                       02/17/94                     Reg. No. 2513-95
                                                                                          Reg. Date: 07/14/95
----------------------------------------------------------------------------------------------------------------------
El Salvador                     E-4343/96                    09/27/96
----------------------------------------------------------------------------------------------------------------------

If no entry indicated under "status," application is pending.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE B:  TRADEMARKS
-----------------------

                                     CRINONE

----------------------------------------------------------------------------------------------------------------------
           Country                     Serial Number                 Filing Date                    Status
           -------                     -------------                 -----------                    ------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Finland                         868/94                       02/17/94                     Reg. No. 135,416
                                                                                          Reg. Date: 12/05/94
----------------------------------------------------------------------------------------------------------------------
France                          94/507,153                   02/18/94                     Reg. No. 94/507,153
                                                                                          Reg. Date: 02/18/94
----------------------------------------------------------------------------------------------------------------------
Gaza                            2649                         02/21/95                     Reg. No. 2649
                                                                                          Reg. Date: 02/21/95
----------------------------------------------------------------------------------------------------------------------
Germany                         C 46 417/5 Wz                02/15/94                     Reg. No. 2105212
                                                                                          Reg. Date: 11/19/98
----------------------------------------------------------------------------------------------------------------------
Greece                          118.091                      03/04/94                     Reg. No. 118091
                                                                                          Reg. Date: 09/17/96
----------------------------------------------------------------------------------------------------------------------
Grenada                                                                                   Reg. No. 17 of 1995
                                                                                          Reg. Date: 03/07/95
----------------------------------------------------------------------------------------------------------------------
Guatemala                       5530/94                      08/18/94                     Reg. No. 79985/314/171
                                                                                          Reg. Date: 08/05/96
----------------------------------------------------------------------------------------------------------------------
Honduras                        3,319/94                     04/29/94                     Reg. No. 3,319/94
                                                                                          Reg. Date: 12/11/95
----------------------------------------------------------------------------------------------------------------------
Hong Kong                       94/01,823                    02/18/94                     Reg. No. 6779/1995
                                                                                          Reg. Date: 08/10/95
----------------------------------------------------------------------------------------------------------------------
Hungary                         M9602956                     09/09/96                     Reg. No. 149,548
                                                                                          Reg. Date: 03/12/98
----------------------------------------------------------------------------------------------------------------------
Iceland                         986/1996                     08/16/96                     Reg. No. 1305/1998
                                                                                          Reg. Date: 12/02/98
----------------------------------------------------------------------------------------------------------------------
India                           686888                       11/15/95
----------------------------------------------------------------------------------------------------------------------
Indonesia                                                    02/25/94                     Reg. No. 334.556
                                                                                          Reg. Date: 02/25/94
----------------------------------------------------------------------------------------------------------------------
Ireland                         94/1,054                     02/21/94                     Reg. No. 161 455
                                                                                          Reg. Date: 11/16/95
----------------------------------------------------------------------------------------------------------------------
Israel                          91,275                       02/16/94                     Reg. No. 91,275
                                                                                          Reg. Date: 03/11/95
----------------------------------------------------------------------------------------------------------------------
Italy                           MI 94C-001,468               02/18/94                     Reg. No. 693083
                                                                                          Reg. Date: 11/26/96
----------------------------------------------------------------------------------------------------------------------
Jamaica                         5/6002                       07/22/94                     Reg. No. 27,566
                                                                                          Reg. Date: 07/22/94
----------------------------------------------------------------------------------------------------------------------
Japan                           16,695/94                    02/17/94                     Reg. No. 4.007.106
                                                                                          Reg. Date: 06/06/971
----------------------------------------------------------------------------------------------------------------------
Korea                           04-6072                      02/17/94                     Reg. No. 327,934
                                                                                          Reg. Date: 11/28/95
----------------------------------------------------------------------------------------------------------------------
Malaysia                        94/01,482                    02/28/94                     Reg. No. 04/101,482
                                                                                          Reg. Date: 01/06/96
----------------------------------------------------------------------------------------------------------------------
Mexico                          194,789                      03/28/94                     Reg. No. 461,390
                                                                                          Reg. Date: 05/23/94
----------------------------------------------------------------------------------------------------------------------

If no entry indicated under "status," application is pending.

--------------------------------

/1/ Registered in the name of Ishihara Sangyo Kaisha, Ltd. pursuant to license agreement.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE B:  TRADEMARKS
-----------------------
                                  CRINONE

----------------------------------------------------------------------------------------------------------------------
           Country                     Serial Number                 Filing Date                    Status
           -------                     -------------                 -----------                    ------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
New Zealand                     235,877                      04/12/94                     Reg. No. 235877
                                                                                          Reg. Date:  04/12/94
----------------------------------------------------------------------------------------------------------------------
Nicaragua                       94-00692                     03/15/94                     Reg. No. 27,140 C.C.
                                                                                          Reg. Date:  11/08/94
----------------------------------------------------------------------------------------------------------------------
Norway                          94.1168                      02/24/95                     Reg. No. 167,793
                                                                                          Reg. Date:  05/04/95
----------------------------------------------------------------------------------------------------------------------
Pakistan                        133195                       01/17/96
----------------------------------------------------------------------------------------------------------------------
Panama                          75,910                       06/09/95                     Reg. No. 075910
                                                                                          Reg. Date:  03/09/98
----------------------------------------------------------------------------------------------------------------------
Peru                            237,422                      02/25/94                     Reg. No. 7560
                                                                                          Reg. Date: 05/24/94
----------------------------------------------------------------------------------------------------------------------
Philippines                     93,975                       07/01/94
----------------------------------------------------------------------------------------------------------------------
Poland                          Z-164,217                    09/16/96
----------------------------------------------------------------------------------------------------------------------
Portugal                        298,172                      02/17/94                     Reg. No.  298,177
                                                                                          Reg. Date:  05/18/96
----------------------------------------------------------------------------------------------------------------------
Romania                                                      09/19/96
----------------------------------------------------------------------------------------------------------------------
St. Kitts & Nevis               4201                         07/12/94                     Reg. No.  4201
                                                                                          Reg. Date:  07/12/94
----------------------------------------------------------------------------------------------------------------------
St. Lucia                                                    11/09/94                     Reg. No.  251 of 1994
                                                                                          Reg. Date:  02/21/95
----------------------------------------------------------------------------------------------------------------------
St. Vincent                                                                               Reg. No. 5 of 1995
                                                                                          Reg. Date:  01/18/95
----------------------------------------------------------------------------------------------------------------------
Saudi Arabia                    26,156                       02/26/94                     Reg. No.  342/76
                                                                                          Reg. Date:  02/26/94
----------------------------------------------------------------------------------------------------------------------
Singapore                       1,504/94                     02/22/94                     Reg. No. 1504/94
                                                                                          Reg. Date: 02/22/94
----------------------------------------------------------------------------------------------------------------------
Slovak Republic                 2443-96                      09/17/96
----------------------------------------------------------------------------------------------------------------------
South Africa                    941,526                      02/15/94                     Reg. No. 94/1526
                                                                                          Reg. Date: 05/08/96
----------------------------------------------------------------------------------------------------------------------
Spain                           1,806,658                    03/01/94                     Reg. No. 1806658
                                                                                          Reg. Date: 03/01/94
----------------------------------------------------------------------------------------------------------------------
Sweden                          C-94-01662                   02/15/94                     Reg. No. 263,209
                                                                                          Reg. Date: 12/23/94
----------------------------------------------------------------------------------------------------------------------
Switzerland                     1078/1994.0                  02/17/94                     Reg. No. 420,589
                                                                                          Reg. Date: 02/17/94
----------------------------------------------------------------------------------------------------------------------
Taiwan                          (83)8061                     02/24/94                     Reg. No. 665,209
                                                                                          Reg. Date: 02/24/94
----------------------------------------------------------------------------------------------------------------------
Thailand                        261,887                      03/15/94
----------------------------------------------------------------------------------------------------------------------
Trinidad                        22,865                       07/08/94
----------------------------------------------------------------------------------------------------------------------
Turkey                          96/12785                     08/28/96                     Reg. No. 186210
                                                                                          Reg. Date: 08/28/97
----------------------------------------------------------------------------------------------------------------------
United Kingdom                  1,562,409                    02/15/94                     Reg. No.  1,562,404
                                                                                          Reg. Date: 02/15/94
----------------------------------------------------------------------------------------------------------------------
Uruguay                         269,001                      03/18/94                     Reg. No. 269,001
                                                                                          Reg. Date: 03/21/96
----------------------------------------------------------------------------------------------------------------------
Venezuela                       2,201                        02/22/94
----------------------------------------------------------------------------------------------------------------------
Vietnam                         NH 1790/96                   11/04/96
----------------------------------------------------------------------------------------------------------------------

If no entry indicated under "status," application is pending.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             SCHEDULE B: TRADEMARKS
                             ----------------------
                                    PERLENCE
                                    --------

----------------------------------------------------------------------------------------------------------------------
           Country                     Serial Number                 Filing Date                    Status
           -------                     -------------                 -----------                    ------
----------------------------------------------------------------------------------------------------------------------
Benelux                         905081                       11/19/97
----------------------------------------------------------------------------------------------------------------------
Bulgaria                        38213                        04/25/97
----------------------------------------------------------------------------------------------------------------------
Czech Republic                  122331                       05/20/97
----------------------------------------------------------------------------------------------------------------------
Denmark                         05748/1997                   12/21/97                     Reg. No.  UR 05.416 1997
                                                                                          Reg. Date:  12/19/97
----------------------------------------------------------------------------------------------------------------------
Finland                         T 199704540                  11/20/97                     Reg. No.  211692
                                                                                          Reg. Date:  10/30/98
----------------------------------------------------------------------------------------------------------------------
France                          96/657727                    12/31/96                     Reg. No. 96/657727
                                                                                          Reg. Date:  12/31/96

CORLUTRONE                                                                                Reg. No.  96 636870
                                                                                          Reg. Date:  07/31/96
----------------------------------------------------------------------------------------------------------------------
Hungary                         M97 01450                    04/24/97
----------------------------------------------------------------------------------------------------------------------
Norway                          19979915                     11/26/97                     Reg. No.  192405
                                                                                          Reg. Date:  08/27/98
----------------------------------------------------------------------------------------------------------------------
Poland                          Z 173351                     05/12/97
----------------------------------------------------------------------------------------------------------------------
Romania                                                      05/20/97
----------------------------------------------------------------------------------------------------------------------
Slovak Republic                 POZ 1377-97                  05/21/97
----------------------------------------------------------------------------------------------------------------------
Sweden                          97-10435                     11/20/97
----------------------------------------------------------------------------------------------------------------------

If no entry indicated under "status," application is pending.

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           SCHEDULE C. CLINICAL TRIALS
                           ---------------------------

----------------------------------------------------------------------------------------------------------------------
8502                                     Whitehead                              Urinary Metabolites
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8503/4                                   Whitehead                              Kinetics/Histology
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8511                                     Donnez                                 Endometrial Effects
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8512                                     de Ziegler                             Endometrial Effects
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8515                                     Mares                                  PMS
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8516                                     Warren                                 Secondary Amenorrhea
                                         Shangold
                                         Biller
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8517                                     Gibbons                                Ovum Donation
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8518                                     Sarrel                                 I Year Crinone vs. MPA
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8520                                     Pouly                                  IVF
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8521                                     Rosano                                 Cardiovascular
                                         Collins                                Crinone vs MPA
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8522                                     Harris                                 Kinetics
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8523                                     Aster                                  Crinone vs. Utrogestan
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8524                                     von Schoultz                           Breast Effects
                                                                                Crinone vs. MPA
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8527                                     Lobo                                   vs Multicenter HRT
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8528                                     Wardle                                 2x a Week Pilot
----------------------------------------------------------------------------------------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
8529                                     Bulletti                               First Uterine Pass Effect
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8531                                     European Safety and Tolerance          Multicenter
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8532                                     Harris                                 Additional Kinetics
----------------------------------------------------------------------------------------------------------------------

     [***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.